Working capital	12 Months Ended
Dec. 31, 2022
Working Capital [Abstract]
Working capital

15.	Working capital

	Years ended December 31,
	2022	2021	2020
	(€ million)
(Increase)/decrease in inventories	€(5,606)	€2,201	€844
(Increase)/decrease in trade receivables	(1,986)	246	191
Increase/(decrease) in trade payables	4,165	(1,273)	218
Other changes	(1,054)	38	47
Total change in working capital	€(4,481)	€1,212	€1,300
The change in working capital in 2022 of €4,481 million includes (i) an increase of €5,606 million in inventories, reflecting increases in raw materials and components costs and safety stock, as well as an increase in new vehicle inventory levels mainly as a result of logistic challenges, (ii) an increase of €1,986 million in trade receivables primarily due to a reduction in level of factoring, (iii) an increase of €1,054 million in other receivables net of other payables mainly due to advances to suppliers and indirect taxes in Enlarged Europe, partially offset by (v) an increase of €4,165 million in trade payables, primarily reflecting increases in both inventories and costs of raw materials and components.